UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

STEEL EXCEL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 461-1300

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On August 23, 2013, iGo, Inc. (“iGo”) and Steel Excel Inc. (“Steel”) issued a joint press release announcing the completion of a tender offer by Steel to acquire up 1,316,866 shares of iGo’s common stock, par value $0.01 per share, at a price per share of $3.95 (the “Offer”). The Offer expired at 5:00 p.m. (New York City time), on Thursday, August 22, 2013 (the “Expiration Time”). According to Computershare Trust Company, N.A., the depositary for the Offer, a total of 2,075,007 shares of iGo’s common stock (including 16,716 shares tendered in accordance with the guaranteed delivery procedures) were tendered and not validly withdrawn prior to the Expiration Time (the “Tendered Shares”), representing approximately 69.3% of the shares of iGo’s common stock outstanding as of July 11, 2013 on a fully diluted basis. The Offer was made pursuant to the terms and conditions set forth in a Stock Purchase and Sale Agreement, dated as of July 11, 2013 between iGo and Steel.

On August 23, 2013, Steel accepted 1,316,866 Tendered Shares for payment in accordance with the terms of the Offer, and payment for such Tendered Shares will be made promptly in accordance with the terms of the Offer.

The number of Tendered Shares exceeded the maximum tender amount of 1,316,866 shares of iGo’s common stock. Since the Offer was oversubscribed, the number of Tendered Shares to be purchased from each of the tendering stockholders will be prorated to limit Steel’s purchase to 1,316,866 Tendered Shares, representing 44.0% of the shares of iGo’s common stock outstanding as of July 11, 2013 on a fully diluted basis. The estimated proration factor, based on information reported by the depositary, is approximately 63.5% of the Tendered Shares (including shares tendered in accordance with the guaranteed delivery procedures).

A copy of the Joint Press Release issued by Steel and iGo dated August 23, 2013 is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibits

99.1

Joint Press Release of Steel Excel Inc. and  iGo, Inc., dated August 23, 2013 (incorporated by reference to Exhibit (a)(5)(C) to the Schedule TO filed by Steel Excel Inc. with the Securities and Exchange Commission on August 23, 2013).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL EXCEL INC.

Dated: August 26, 2013	By:	/s/ Leonard J. McGill
	Name:	Leonard J. McGill
	Title:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibits

99.1

Joint Press Release of Steel Excel Inc. and  iGo, Inc., dated August 23, 2013 (incorporated by reference to Exhibit (a)(5)(C) to the Schedule TO filed by Steel Excel Inc. with the Securities and Exchange Commission on August 23, 2013).